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                                                                   Exhibit 10.49
                                                                  EXECUTION COPY

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                        MASTER LEASE INTENDED AS SECURITY
                          (FLASHVISION/SANDISK TRANCHE)

                          Dated as of December 27, 2000

                                     between

                              FLASHVISION, L.L.C.,
                                   as Lessee,

                                       and

                               ABN AMRO BANK N.V.,
              not in its individual capacity, but solely as Lessor

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THIS LEASE HAS BEEN EXECUTED IN 10 MANUALLY EXECUTED SERIALLY NUMBERED
COUNTERPARTS OF WHICH THIS IS COUNTERPART NUMBER ___. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION) NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HEREOF OTHER THAN COUNTERPART "NUMBER 1", WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY AGENT ON OR FOLLOWING THE SIGNATURE PAGE THEREOF.
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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINITIONS; LESSEE LIABILITY........................................1

ARTICLE II DELIVERY AND ACCEPTANCE.............................................1

      Section 2.1 Acceptance and Lease of Equipment............................1
      Section 2.2 Acceptance Procedure.........................................1

ARTICLE III LEASE TERM.........................................................2

      Section 3.1 Lease Term...................................................2

ARTICLE IV RENT; OTHER ECONOMIC PROVISIONS.....................................2

      Section 4.1 Basic Rent and Renewal Payments; Residual Value Guarantee
                  Amount. .....................................................2
      Section 4.2 Supplemental Rent............................................3
      Section 4.3 Place and Manner of Payment..................................3
      Section 4.4 Net Obligations..............................................3
      Section 4.5 Overdue Amounts..............................................4

ARTICLE V POSSESSION, ASSIGNMENT, USE AND MAINTENANCE OF EQUIPMENT.............4

      Section 5.1 Possession and Use of the Equipment; Compliance with Law.....4
      Section 5.2 Subleases and Assignments....................................5
      Section 5.3 Maintenance..................................................5
      Section 5.4 Alterations, Modifications, etc..............................6
      Section 5.5 Liens........................................................7
      Section 5.6 Inspection...................................................7
      Section 5.7 Permitted Contests...........................................8
      Section 5.8 Annual Appraisals............................................8

ARTICLE VI RISK OF LOSS; INSURANCE; REPLACEMENTS OF EQUIPMENT..................8

      Section 6.1 Casualty.....................................................8
      Section 6.2 Insurance Coverages.........................................10
      Section 6.3 Delivery of Insurance Certificates..........................11
      Section 6.4 Replacement and Substitution................................11

ARTICLE VII WARRANTIES........................................................12

ARTICLE VIII EVENTS OF DEFAULT; REMEDIES......................................13

      Section 8.1 Events of Default...........................................13
      Section 8.2 Remedies....................................................15
      Section 8.3 Sale of Collateral..........................................16
      Section 8.4 Application of Proceeds.....................................16
      Section 8.5 Right to Perform Obligations................................16
      Section 8.6 Power of Attorney...........................................17


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      Section 8.7 Lessee Purchase Following Event of Default..................17

ARTICLE IX RETURN OF EQUIPMENT................................................17

      Section 9.1 Return of Equipment.........................................17

ARTICLE X EARLY TERMINATION...................................................19

      Section 10.1 Early Termination .........................................19
      Section 10.2 Required Termination ......................................19

ARTICLE XI LEASE TERMINATION..................................................20

      Section 11.1 Lessee's Options ..........................................20
      Section 11.2 Election of Options .......................................21
      Section 11.3 Sale Option Procedures ....................................21
      Section 11.4 Appraisals ................................................22

ARTICLE XII OWNERSHIP, GRANT OF SECURITY INTEREST AND FURTHER ASSURANCES......22

      Section 12.1 Grant of Security Interest ................................22
      Section 12.2 Retention of Proceeds .....................................23

ARTICLE XIII MISCELLANEOUS....................................................23

      Section 13.1 Effect of Waiver ..........................................23
      Section 13.2 Applicable Law ............................................23
      Section 13.3 Effect and Modification of Lease ..........................23
      Section 13.4 Notices ...................................................23
      Section 13.5 Counterparts ..............................................23
      Section 13.6 Severability ..............................................24
      Section 13.7 Successors and Assigns; Merger ............................24
      Section 13.8 Section Headings; Table of Contents .......................24
      Section 13.9 Final Agreement ...........................................24
      Section 13.10 Timeliness of Performance ................................24
      Section 13.11 FINANCE LEASE ............................................24

Schedule A  Fixed Rent
Schedule B  Residual Value Guarantee Amount


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                        MASTER LEASE INTENDED AS SECURITY

      This MASTER LEASE INTENDED AS SECURITY (FLASHVISION/SANDISK TRANCHE) (as amended and supplemented from time to time, including each Lease Supplement entered into pursuant hereto, this "Lease") is entered into as of December 27, 2000 between FLASHVISION, L.L.C., a Virginia limited liability company ("Lessee"), with its principal office at 9600 Godwin Drive, Manassas, Virginia 20110, and ABN AMRO BANK N.V., a bank organized under the laws of the Netherlands, not in its individual capacity, but solely in its capacity as Lessor ("Lessor").

                              W I T N E S S E T H:

      NOW THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                          DEFINITIONS; LESSEE LIABILITY

      For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Participation Agreement (FlashVision/SanDisk Tranche) dated as of December 27, 2000, among Lessee, Lessor, the Participants party thereto from time to time and ABN AMRO BANK N.V., not in its individual capacity but solely in its capacity as Agent for the Participants ("Agent") (the "Participation Agreement"). All obligations imposed on Lessee in this Lease shall be the full recourse liability of Lessee.

                                   ARTICLE II

                             DELIVERY AND ACCEPTANCE

      Section 2.1 Acceptance and Lease of Equipment. On each Lease Supplement Closing Date, subject to the satisfaction or waiver of the conditions set forth in Article VI of the Participation Agreement and its receipt of Funds from the Participants, (a) Lessor hereby agrees to accept delivery on such Lease Supplement Closing Date of the interest in the Equipment to be delivered pursuant to the terms of the Participation Agreement and simultaneously to lease such Equipment to Lessee under this Lease, and (b) Lessee hereby agrees, expressly for the direct benefit of Lessor, Agent and the Participants, to lease from Lessor hereunder, for the applicable Lease Term, the Equipment to be delivered on such Lease Supplement Closing Date.

      Section 2.2 Acceptance Procedure. Lessor hereby authorizes one or more employees of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery under this Lease of the Equipment identified on Schedule I to each

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
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Lease Supplement executed by Lessee on the related Lease Supplement Closing
Date. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by Lessee of a Lease Supplement on such Lease Supplement Closing Date shall, without further act, constitute the irrevocable acceptance by Lessee under this Lease of the Equipment which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein.

                                   ARTICLE III

                                   LEASE TERM

      Section 3.1 Lease Term. Unless earlier terminated, the term of this Lease with respect to any Lease Supplement (with respect to any Lease Supplement, the "Lease Term") shall consist of the Base Term in respect of such Lease Supplement and the Renewal Terms in respect of such Lease Supplement, if any, provided that in no event shall the Expiration Date of any Renewal Term in respect of any Lease Supplement extend beyond the fifth (5th) anniversary of the Document Closing Date without the prior written consent of Lessor and each Participant pursuant to Section 14.18 of the Participation Agreement.

                                   ARTICLE IV

                         RENT; OTHER ECONOMIC PROVISIONS

      Section 4.1 Basic Rent and Renewal Payments; Residual Value Guarantee Amount.

      (a) With respect to each Lease Supplement, Lessee shall pay to Lessor Basic Rent for the relevant Lease Supplement Equipment (i) on each Payment Date,
(ii) on the date required under Section 11.1(c) in connection with Lessee's exercise of the Sale Option with respect to such Lease Supplement Equipment, and
(iii) on any date on which this Lease terminates or upon demand following an Event of Default, as provided in Section 8.2. Fixed Rent in respect of each Lease Supplement shall be payable on the dates and in the amounts set forth on Schedule A hereto, which schedule shall be amended (i) on each Lease Supplement Closing Date to reflect the Fixed Rent payable with respect to such Lease Supplement which may be necessary based on the Lease Supplement Equipment delivered as of such date and (ii) following the delivery of each Annual Appraisal pursuant to Section 5.8, if necessary to reflect the Fair Market Value of the Equipment as of the next succeeding Expiration Date for each Lease Supplement and the last day of each Renewal Term for each Lease Supplement (but not beyond the fifth anniversary of the Document Closing Date) permitted hereunder.

      (b) If a Renewal Term has been elected by Lessee with respect to any Lease Supplement pursuant to Section 11.1(a), then Lessee shall as a condition precedent to the effectiveness of such election, on the last Business Day of the Base Term or the Renewal Term in effect prior to giving effect to such election, as applicable, in respect of such Lease Supplement, pay to Lessor as Supplemental Rent an amount (a "Renewal Payment") sufficient,


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when applied to the outstanding Lease Supplement Balance in respect of such
Lease Supplement pursuant to Section 5.3 of the Participation Agreement, to reduce such Lease Supplement Balance by the amount, if any, that such Lease Supplement Balance exceeds the Fair Market Value of such Lease Supplement Equipment as of such date, as determined pursuant to the most recent Annual Appraisal therefor delivered pursuant to Section 5.8.

      (c) Schedule B hereto sets forth the percentage referred to in the definition of "Residual Value Guarantee Amount," for the Base Term and each Renewal Term for all Lease Supplements.

      Section 4.2 Supplemental Rent. Lessee shall pay to Lessor (or the other applicable Person entitled thereto pursuant to the Operative Documents) any and all Supplemental Rent promptly as the same shall become due and payable and in the event of any failure on the part of Lessee to pay any Supplemental Rent when due and payable (subject to the applicable notice or grace periods, to the extent applicable, set forth in Section 8.1(a)), Lessor, and Agent and the Participants, acting through Lessor, shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. Lessee hereby reaffirms that its obligation to pay Supplemental Rent shall include the payment of any and all Additional Costs. The expiration or other termination of Lessee's obligation to pay Basic Rent hereunder shall not limit or modify the obligation of Lessee with respect to Supplemental Rent.

      Section 4.3 Place and Manner of Payment. Payments of Rent shall be paid in immediately available funds at the office of Agent specified on Schedule II to the Participation Agreement, or at such other office of Agent as Agent may from time to time specify to Lessee in a notice pursuant to Section 14.3 of the Participation Agreement. All payments of Basic Rent, Lease Balance, Lease Supplement Balance, Option Exercise Amount and Casualty Amount shall be received by Agent not later than 12:00 noon, Chicago, Illinois time, on the date due; funds received after such time shall for all purposes under the Operative Documents be deemed to have been received by Agent on the next succeeding Business Day. All payments of Supplemental Rent paid to Agent shall be distributed by Agent in accordance with Section 5.3 of the Participation Agreement.

      Section 4.4 Net Obligations. This Lease is a net lease and Lessee's obligation to pay all indemnities and other amounts payable under the Operative Documents in accordance with their terms shall be absolute and unconditional under any and all circumstances and, without limiting the generality of the foregoing, Lessee shall not be entitled to any abatement or reduction of payments or any setoff against Rent, indemnity or other amounts, whether arising by reason of any past, present or future claims of any nature by Lessee against Agent, Lessor or any Participant, or otherwise. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall the obligations of Lessee be otherwise affected: (a) by reason of any defect in, damage to, or loss of possession or use, obsolescence or destruction, of any or all of the Equipment, however caused; or (b) by the taking or requisitioning of any or all of the Equipment by condemnation or otherwise; or (c) by the invalidity or unenforceability or lack of due authorization by Agent, Lessor, any Participant or Lessee or other infirmity of this Lease or any other Operative Document; or
(d) by the attachment of any Lien of any third party to any Equipment; or (e) by any prohibition or restriction of or interference with Lessee's use or quiet


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enjoyment of any or all of the Equipment by any Person; or (f) by the insolvency of or the commencement by or against Agent, Lessor or any Participant of any bankruptcy, reorganization or similar proceeding; or (g) by the failure of Lessee to achieve the characterization of the transaction intended as set forth in Section 5.1 of the Participation Agreement; or (h) by any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties that all Rent, indemnities and other amounts payable by Lessee under the Operative Documents shall be payable in all events in the manner and at the times herein provided unless Lessee's obligations in respect thereof have been terminated or modified pursuant to the express provisions of this Lease or any other Operative
Document. To the extent permitted by Applicable Laws, Lessee hereby waives any and all rights which it may now have or which may at any time be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease, in whole or in part, except strictly in accordance with the express terms hereof and any other Operative Document. Each rental, indemnity or other payment made by Lessee hereunder shall be final, and Lessee shall not seek to recover (except as expressly provided in this Lease) all or any part of such payment from Agent, Lessor or any Participant for any reason whatsoever. In the event that Lessee believes Lessor or Lessee has made a miscalculation or Lessee has made an overpayment of any amount due and payable hereunder, Lessee may submit to Lessor a statement showing the calculation of the correct amount that was due and payable and request a repayment of any amount Lessee believes to be an excess payment and Lessor shall reasonably consider such request; provided, that any such statement shall not be deemed conclusive. Without affecting Lessee's obligation to pay Rent or other amounts payable under the Operative Documents, Lessee may seek damages for a breach by Agent, Lessor or any Participant of its obligations or the inaccuracy of its representations and warranties under this Lease or the Participation Agreement or any other Operative Documents.

      Section 4.5 Overdue Amounts. If any Rent shall not be paid when due, Lessee shall pay to Lessor, for its own account or , if payable to the Agent, any Participant or any other Person for the account of such Person, as applicable, in each case as Supplemental Rent, interest at the Overdue Rate on such overdue amount from and including the due date thereof (without regard to any applicable grace period) to but excluding the Business Day of payment thereof.

                                   ARTICLE V

            POSSESSION, ASSIGNMENT, USE AND MAINTENANCE OF EQUIPMENT

      Section 5.1 Possession and Use of the Equipment; Compliance with Law. Lessee agrees that the use of the Equipment will be limited to the fabrication, assembly and testing of semiconductor wafers and will be used, operated, maintained and stored in compliance with any and all Applicable Laws, including all Environmental Laws, where the failure to so comply would have a Material Adverse Effect, and all Insurance Requirements, except where the failure to comply would not reasonably be expected to cause the relevant insurance to lapse, to be cancelled or to be reduced (as to amount or scope of coverage). Lessee shall procure and maintain in effect all licenses, registrations, certificates, permits, approvals and consents required by Applicable Laws or any Governmental Authority, where the failure to so comply would have a Material Adverse Effect, or any Insurance Requirements, except where the failure to comply would not reasonably be expected to cause the relevant insurance to lapse, to be cancelled or to


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be reduced (as to amount or scope of coverage) in connection with the ownership, delivery, installation, use and operation of any or all of the Equipment. The Equipment will at all times be and remain in the possession and control of Lessee at the Facility, subject, however, to the terms of Section 5.2 and to the removal of Items of Equipment from the Facility for customary periods for repair and maintenance in accordance with customary maintenance and overhaul procedures or for repair or restoration following a casualty. Subject to Lessor's rights under Section 8.2, 8.3, 8.5, and 8.6 if an Event of Default has occurred and is continuing, Lessor covenants that it will not interfere in Lessee's use or possession of the Equipment during the Lease Term.

      Section 5.2 Subleases and Assignments. LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF AGENT AND LESSOR, SUBLEASE OR OTHERWISE RELINQUISH POSSESSION OF ANY EQUIPMENT OR OTHER COLLATERAL, OR ASSIGN, TRANSFER OR ENCUMBER ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER AND ANY ATTEMPTED SUBLEASE, RELINQUISHMENT, ASSIGNMENT, TRANSFER OR ENCUMBERING BY LESSEE SHALL BE NULL AND VOID, except, subject to the terms and conditions set forth in this Section 5.2, in connection with the Sublease or an Affiliate Sublease as specifically contemplated by this Section 5.2. Lessee shall be entitled to enter into the Sublease of the Equipment with DSC or a sublease with any other Affiliate of Toshiba that is controlled by Toshiba in form substantially similar to the Sublease (an "Affiliate Sublease"); provided, however, that such Sublease or Affiliate Sublease and with respect to which such Affiliate has executed and delivered an acknowledgement to Agent and Lessor substantially similar to the acknowledgement executed by DSC in respect of the Collateral Assignment in respect of any Lease Supplement Equipment shall not extend beyond the then remaining Lease Term applicable thereto, and provided, further, that (i) Lessee shall at all times remain primarily liable hereunder with respect to all Lease Supplement Equipment so subleased to the same extent as if such Sublease or Affiliate Sublease had not occurred; (ii) DSC or any sublessee under an Affiliate Sublease shall not engage in activities with the Equipment in contravention of Section 5.1 without prior written consent of Agent and Lessor; and (iii) each sublease permitted hereby shall contain a provision requiring the sublessee to give prompt notice of any Casualty to the Equipment to Lessee within the time period specified herein. Lessee agrees that (i) the Sublease and any Affiliate Sublease are subject and subordinate to this Lease and the rights and interests of Agent, Lessor and the Participants and (ii) that the Sublease and any Affiliate Sublease shall (a) expressly state that it is subject and subordinate to all of the provisions of this Lease and the other Operative Documents and the rights and interests of Agent, Lessor and the Participants under this Lease and the other Operative Documents in respect of the Equipment covered by the Sublease and any Affiliate Sublease upon the occurrence of an Event of Default, but in all cases such sublessee shall have the right and Lessor shall be subject to the same obligation under the applicable sublease as set forth in the final sentence of Section 5.1, (b) expressly require possession of the Equipment subject thereto to be returned as directed by Agent or Lessor upon notice to DSC or any Affiliate sublessee that an Event of Default shall have occurred and be continuing if Lessor is exercising a remedy to regain possession of the Equipment pursuant to Article VIII, and (c) expressly prohibit any further sublease or assignment of the Equipment subject thereto or the granting of any Lien on the Equipment (other than the Lien of the Sublease and any Affiliate Sublease) or other Collateral subject thereto.

      Section 5.3 Maintenance. At all times during the term of this Lease, Lessee shall, at its own cost and expense, keep, repair, maintain and preserve all of the Equipment in at least as


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good order and operating and mechanical condition, repair and appearance as when originally Accepted and Installed, ordinary wear and tear excepted, in accordance with prudent industry practice and in a manner consistent with that relating to similar Equipment owned or operated by Lessee and the terms of all contracts (including, without limitation, service contracts and insurance contracts) at the time applicable thereto, and subject to Lessee's rights under
Section 5.7 regarding Permitted Contests, in compliance with all Applicable Laws in all material respects and Insurance Requirements, except where the failure to comply would not reasonably be expected to cause the relevant insurance to lapse, to be cancelled or to be reduced (as to amount or scope of coverage), and, subject to Lessee's rights under Section 5.7 regarding Permitted Contests, in the event that Applicable Laws or Insurance Requirements require any alteration, replacement or addition of or to any Part of any Equipment, Lessee will conform therewith at its own expense where the failure to comply would have a Material Adverse Effect or cause the relevant insurance to lapse, to be cancelled or to be reduced (as to amount or scope of coverage). In no event shall Lessee discriminate as to the use or maintenance of any Equipment (including the periodicity of maintenance or recordkeeping in respect of such Equipment) as compared to equipment of a similar nature which Lessee owns or leases. To the extent not prohibited by Applicable Laws, Lessee shall prepare and deliver to Agent within a reasonable time prior to the required date of filing (or, to the extent permissible, file on behalf of Agent, Lessor and the Participants) any and all reports (other than income tax returns) to be filed by Agent, Lessor or any Participant with any Governmental Authority or other Person by reason of the ownership by Lessor of the Equipment or the leasing thereof to Lessee. Lessor agrees to promptly inform Lessee of any request for such reports received by it. Lessee shall maintain all records, logs and other materials required by any Governmental Authority having jurisdiction over the Equipment or Lessee to be maintained in respect of the Equipment where the failure to so maintain would reasonably cause a Material Adverse Effect. Lessee hereby waives any right now or hereafter conferred by Applicable Laws to make repairs on any of the Equipment at the expense of Agent, Lessor or any Participant.

      Section 5.4 Alterations, Modifications, etc. In case any Item of Equipment or any Part is required to be altered, added to, replaced or modified in order to comply with any Applicable Laws in all material respects or Insurance Requirements where the failure to so comply would reasonably be expected to cause the relevant insurance to lapse, to be cancelled or to be reduced (as to amount of scope of coverage) (a "Required Alteration") pursuant to Sections 5.1 or 5.3 hereof, subject to the provisions of Section 5.7 regarding Permitted Contests, Lessee agrees to make such Required Alteration at its own expense. Lessee shall have the right to make any modification, alteration or improvement to any Item of Equipment (herein referred to as a "Permitted Modification"), or to remove any Parts which have become worn out, broken or obsolete, provided in each case that Lessee continues to be in compliance with Sections 5.1 and 5.3 hereof and that such action (a) will not decrease the economic value of such Item of Equipment or impair its originally intended use or function or decrease its useful life in any material respect and (b) will not cause such Item of Equipment to become suitable for use only by Lessee unless in the case of this clause (b) such modification is readily removable without damage to such Item of Equipment. In the event any Permitted Modification (i) is readily removable without in any material respect impairing the value or useful life which the Item of Equipment would have had at such time had such Part not been affixed or placed to or on such Item of Equipment (or if not readily removable without in any material respect so impairing the value or useful life of


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such Item of Equipment, Lessee actually restores the value or useful life of such Item of Equipment in all material respects to the value or useful life which the Item of Equipment would have had at such time had such Part not been affixed or placed to or on such Item of Equipment) (a "Removable Part"), (ii) is not a Required Alteration and (iii) is not a Part which replaces any Part originally incorporated or installed in or attached to such Item of Equipment on the date on which such Item of Equipment became subject to this Lease or any
Part in replacement of or substitution for any such original Part (each an "Original Part"), any such Permitted Modification or Original Part so removed and replaced shall be and remain the property of Lessee. To the extent such Permitted Modification is not a Removable Part, or is a Required Alteration or an Original Part, the same shall immediately and automatically be and become the property of Lessor and subject to the terms of this Lease. Any Required Alterations and any Parts installed or replacements made by Lessee upon any Item of Equipment pursuant to its obligation to maintain and keep the Equipment in good order, operating condition and repair under Section 5.3 shall be considered, in each case, accessions to such Item of Equipment and title thereto and a security interest therein shall be immediately and automatically vested in Lessor.

      Section 5.5 Liens. Subject to the final sentence of this Section 5.5, Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on or with respect to (i) any Item of Equipment or any Part thereof or any other Collateral, Lessor's title thereto, or any interest therein or (ii) this Lease or any of Agent's, Lessor's or any Participant's interests hereunder. Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep this Lease, each Item of Equipment and all other Collateral free and clear of, and to duly discharge or eliminate or bond in a manner satisfactory to Agent and Lessor, any such Lien not excepted above if the same shall arise at any time. Lessee will notify Agent and Lessor in writing promptly upon becoming aware of any Lien (other than any Lien excepted above) that attaches to the Equipment or any Item of Equipment or any other Collateral, and a description of the full particulars thereof. Without limiting the foregoing, Lessee shall not assign or pledge any of its rights under the Sublease or any Affiliate Sublease to any Person other than to Agent. Lessee, on its own or on Lessor's behalf but at Lessee's sole cost and expense, may contest, by appropriate administrative or judicial proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Lien on any Item of the Equipment or other Collateral, and Lessor agrees not to pay, settle or otherwise compromise any such Lien, so long as such contest constitutes a Permitted Contest.

      Section 5.6 Inspection. Upon three (or, upon the occurrence and during the continuance of an Event of Default, one) Business Day's prior written notice by Agent or Lessor, Lessee shall make the Equipment and all other Collateral available to Agent and Lessor and their representatives (the "Inspecting Parties") for inspection at reasonable times at the Facility and, if requested in such notice, shall also make Lessee's records pertaining to the Equipment and all other Collateral available for inspection. All such inspections shall be during Lessee's normal business hours, shall be subject to Lessee's customary safety and security provisions and shall be at the expense and risk of the Inspecting Parties, except that if an Event of Default has occurred and is continuing, Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections. No inspection shall unreasonably interfere with Lessee's or any sublessee's operations. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent such Inspecting Party causes


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damage to any Person or to the Equipment or any property of Lessee or any other
Person during the course of such inspection. Provided that an Event of Default has not occurred and is continuing, neither Lessor nor Agent shall conduct such inspection more frequently than once in any calendar year.

      Section 5.7 Permitted Contests. If, to the extent and for so long as a Permitted Contest in respect of any Applicable Laws, Governmental Action, manufacturer's guidelines or standards or Insurance Requirements relating to the Equipment, any part thereof or any other Collateral or the obligation to comply therewith shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or its Affiliates, Lessee shall not be required to comply with such Applicable Laws, Governmental Action, manufacturer's guidelines or standards or Insurance Requirements, as the case may be. At Lessee's request, Lessor will join in any proceedings pursuant to this Section 5.7 if and so long as the Lessee agrees in writing to pay, and pays, all related reasonable out of pocket expenses of Lessor and Lessee agrees that any such claim against Lessor, Agent or any Participant relating thereto will be subject to the indemnification provisions of Section 12.1 of the Participation Agreement.

      Section 5.8 Annual Appraisals. On or prior to each annual anniversary of the Document Closing Date, Lessee shall deliver to Agent, Lessor and the Participants an Annual Appraisal covering all Equipment then subject to this Lease as to which Lessee has not theretofore exercised the Purchase Option, the Sale Option or the Early Termination Option.

                                   ARTICLE VI

               RISK OF LOSS; INSURANCE; REPLACEMENTS OF EQUIPMENT

      Section 6.1 Casualty. If (A) any Item of Equipment shall be or become (i) lost, stolen, destroyed, irreparably damaged from any cause whatsoever, damaged beyond economic repair, or rendered permanently unfit for normal use for any reason whatsoever (other than obsolescence), including by reason of any defect in design or manufacture, in each such case in Lessee's reasonable determination, which determination shall be made promptly after any such event or Lessee's discovery thereof (including notification by any sublessee, as applicable), or (ii) damaged so as to result in an insurance settlement on the basis of a total loss or a constructive or compromised total loss, or (iii) captured, confiscated or requisitioned by condemnation or otherwise and the loss shall have resulted in loss of possession of such Item of Equipment by Lessee for a period of more than 180 consecutive days, or (B) as a result of any rule, regulation, order or other action of any Governmental Authority having jurisdiction, the use in normal operation of such Item of Equipment shall have been prohibited for a period extending beyond the Lease Term applicable to such Item of Equipment (any such occurrence being hereinafter called a "Casualty"), prior to or during the term of this Lease, Lessee shall give Agent and Lessor notice thereof (a "Casualty Notice") not later than thirty (30) days (or, with respect to a Casualty referred to in clause (ii) of the definition of such term, such longer period as Lessee may request, not to exceed one hundred nineteen
(119) days), following a Responsible Officer of Lessee becoming aware of the occurrence of such Casualty. The Casualty Notice shall specify whether Lessee will:


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      (a) pay the Casualty Amount of the Item of Equipment suffering such
Casualty, which payment shall be made no later than ninety (90) days (unless Lessee has delivered a Casualty Notice with respect to a Casualty referred to in clause (ii) of the definition of such term after the expiration of such thirty
(30) day period, no later than the date which is one hundred twenty (120) days following a Responsible Officer of Lessee becoming aware of the occurrence of such Casualty) following the date of such Casualty Notice (the "Casualty Settlement Date"), provided that in any event the Casualty Settlement Date shall be no later than the last day of the Lease Term applicable to such Equipment; and the Casualty Amount shall be applied by Agent to reduce the relevant Lease Supplement Balance as indicated below; or

      (b) replace the Item of Equipment with respect to which the Casualty has occurred pursuant to the following provisions of this Section 6.1 and Section 6.4, provided that upon the occurrence and during the continuance of an Event of Default, Lessee shall be obligated, at the option of the Required Participants, to make the payments referred to in clause (a) above and shall not be entitled to exercise any right or election of replacement as set forth in this clause
(b).(c)

      If Lessee has elected, or is required, to pay the Casualty Amount pursuant to clause (a) above, Lessee shall continue to make all payments of Basic Rent due under this Lease without reduction for the Item of Equipment suffering such Casualty until such Casualty Amount is paid, upon which event Lessee's obligation to pay Basic Rent for the Item of Equipment suffering such Casualty shall cease. Upon payment of the Casualty Amount in respect of any Item of Equipment suffering a Casualty, the amount of the Lease Supplement Balance shall be reduced by an amount equal to the product of the remaining relevant Lease Supplement Balance (determined prior to the receipt of such Casualty Amount), multiplied by the Allocation Fraction of the Item of Equipment suffering such Casualty.

      If Lessee has given notice that it intends to replace the Item of Equipment suffering such Casualty, and such replacement is permitted under the foregoing clause (b), Lessee may, not more than ninety (90) days after the date of such Casualty Notice, replace the Item of Equipment suffering the Casualty with Replacement Equipment pursuant to the requirements of Section 6.4.

      If Lessee has paid the amount payable with respect to the Casualty as set forth in clause (a) above and all other amounts due hereunder and no Event of Default has occurred and is continuing, Lessee shall be entitled to receive, and Lessor shall direct the applicable insurance carrier to pay, or if received by Lessor shall pay, to Lessee the proceeds of any recovery in respect of such Item of Equipment from insurance or otherwise ("Casualty Recoveries"), and Lessor, subject to the rights of any insurer insuring such Item of Equipment as provided herein, shall execute and deliver to Lessee, or to its assignee or nominee, a quitclaim bill of sale (without representations or warranties except that such Item of Equipment is free and clear of all Lessor Liens) for such Item of Equipment, and such other documents as may be required to release the Equipment from the terms of this Lease, in such form as may reasonably be requested by Lessee. All fees, costs and expenses relating to a substitution as described herein shall be borne by Lessee.

      Any payments (including, without limitation, insurance proceeds) received at any time by Agent, Lessor or Lessee from any Governmental Authority or other party with respect to any loss


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or damage to any Item of Equipment not constituting a Casualty will be paid to
Lessee to be applied directly in payment of repairs or for replacement of property in accordance with the provisions of Sections 5.1 and 5.3, if not already paid by Lessee, or if already paid by Lessee and no Event of Default shall have occurred and be continuing, shall be applied to reimburse Lessee for such payment, and any balance remaining after compliance with said Sections with respect to such loss or damage shall be retained by Lessee. During the existence of a Default, or any Event of Default, any payments received by Agent or Lessor with respect to any loss or damage to any item of Equipment (whether or not constituting a Casualty) shall be held by Agent as security for the obligations of Lessee under this Lease, and at such time as there shall not be continuing any such Event of Default or Default, such amount (unless theretofore otherwise applied to the obligations of Lessee hereunder in accordance with Section 8.4) shall be applied to pay the Casualty Amount of the applicable Item of Equipment if Lessee has elected, or is required, to pay such Casualty Amount or paid over to Lessee. Any such payments received by Lessor in excess of the costs of repair or replacement of the applicable Item of Equipment not required to be held by Agent pursuant to the preceding sentence or if so held when released shall be and remain the property of Lessee.

      LESSEE HEREBY ASSUMES ALL RISK OF LOSS, DAMAGE, THEFT, TAKING, DESTRUCTION, CONFISCATION, REQUISITION, COMMANDEERING, TAKING BY EMINENT DOMAIN OR CONDEMNATION, PARTIAL OR COMPLETE, OF OR TO ANY OF THE EQUIPMENT, HOWEVER CAUSED OR OCCASIONED, SUCH RISK TO BE BORNE BY LESSEE WITH RESPECT TO EACH ITEM OF EQUIPMENT FROM THE DATE OF THIS LEASE, AND CONTINUING UNTIL SUCH ITEM OF EQUIPMENT HAS BEEN RETURNED TO LESSOR IN ACCORDANCE WITH THE PROVISIONS OF
ARTICLE IX. LESSEE AGREES THAT NO OCCURRENCE SPECIFIED IN THE PRECEDING SENTENCE SHALL IMPAIR, IN WHOLE OR IN PART, ANY OBLIGATION OF LESSEE UNDER THIS LEASE, INCLUDING, WITHOUT LIMITATION, THE OBLIGATION TO MAKE PAYMENTS.

      Section 6.2 Insurance Coverages. Lessee shall at all times, at its expense, cause to be carried and maintained (a) commercial general liability insurance with respect to the Equipment against third party personal injury and property damage in an amount as of each Lease Supplement Closing Date and at all times thereafter of not less than $50,000,000 per occurrence, including fire, flood and environmental insurance, (b) property insurance in respect of the Equipment at the time leased hereunder, said property insurance to be in amounts at least equal at all times to the replacement cost of the Equipment then subject to this Lease, and (c) such other insurance, including worker's compensation and business interruption insurance, in each case, as is consistent with prudent industry practice and as generally carried by corporations of established reputation engaged in the same or similar business as Lessee.

      Such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by Lessee and writing such required insurance shall be rated in A.M. Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) and shall have a general financial rating of "A" (or comparable rating for a rating by an organization other than A.M. Best) and a financial rating of at least "X" (or comparable rating for a rating by an


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organization other than A.M. Best) or be otherwise acceptable to Agent and
Lessor. In the case of liability insurance maintained by Lessee, it shall name Agent and Lessor (in each case, in its individual capacity and as Agent or Lessor, as applicable) and each of the Participants as additional insureds and, in the case of property insurance maintained by Lessee, it shall name Agent and Lessor as loss payees to the extent of their and the Participants' interests in the Equipment. Each policy referred to in this Section 6.2 shall provide that:
(i) it will not be cancelled, materially modified or its limits reduced, or allowed to lapse without renewal, except after not less than (x) 10 days' prior written notice to Agent and Lessor, in the case of a cancellation or non-renewal due to non-payment, or (y) 30 days' prior written notice to Agent and Lessor, in all other cases; (ii) the interests of Agent and Lessor and any Participant shall not be invalidated by any act or negligence of or breach of warranty or representation by Lessee or any Person having an interest in the Equipment;
(iii) such insurance is primary with respect to any other insurance carried by or available to Agent and Lessor or any Participant; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Agent and Lessor and the Participants; and (v) such policy shall contain a cross-liability clause providing for coverage of Agent and Lessor and each Participant, as if separate policies had been issued to each of them. Lessee will notify Agent and Lessor promptly of any policy cancellation, expiration, reduction in policy limits, modification or amendment. Lessee hereby waives, releases and discharges Agent, Lessor and each Participant and their agents and employees from all claims whatsoever arising out of loss, claim, expense or damage to or destruction covered or coverable by insurance required under this Article VI notwithstanding that such loss, claim, expense or damage may have been caused by Agent, Lessor or any Participant or any of their agents or employees, and Lessee agrees to look solely to the insurance coverage in the event of such loss.

      Section 6.3 Delivery of Insurance Certificates. On or before the initial Lease Supplement Closing Date and each subsequent Lease Supplement Closing Date, Lessee shall deliver to Agent and Lessor certificates of insurance satisfactory to Agent and Lessor evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, throughout the Lease Terms, at the time each of Lessee's insurance policies is renewed or replaced (but in no event less frequently than once each year and in all cases not less than fifteen (15) days prior to the expiration date of any policy) or upon written request by Agent or Lessor following and during the continuance of an Event of Default, Lessee shall deliver to Agent and Lessor certificates of insurance evidencing that all insurance then required by Section 6.2 to be maintained by Lessee is in effect. The insurance coverage herein required may be subject to deductibles or self-insured retentions up to an amount not in excess of (i) $1,000,000 in respect of property insurance, (ii) $100,000 in respect of liability insurance, (iii) $200,000 per individual and $800,000 maximum for workers' compensation insurance and (iv) damage arising from 48 hours of cessation of operations in respect of business interruption insurance. Such coverage may be provided in a combination of umbrella and excess liability policies.

      Section 6.4 Replacement and Substitution. During the applicable Lease Term and provided that no Event of Default exists and Lessee has not elected or is not deemed to have elected an option under Section 10.1, 10.2 or Section 11.1(b) or (c) with respect to the Item of


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Equipment to be replaced or substituted, Lessee may replace or substitute such
Item of Equipment ("Replaced Equipment") with Replacement Equipment subject to Lessee's satisfaction of each of the following conditions:

      (a) Lessee shall have delivered to Agent and Lessor a written notice (the "Replacement Notice") indicating the date such replacement or substitution is to take place (which date shall be (i) in respect of a voluntary replacement or substitution, not more than 90 days following the date of the Replacement Notice or (ii) in the case of a replacement or substitution on account of a Casualty, not later than the date provided for in the applicable Casualty Notice, which Casualty Notice shall serve as the Replacement Notice with respect to such Casualty, which shall identify the Replacement Equipment, the Purchase Price for the Replacement Equipment, and the Replaced Equipment;

      (b) Lessee shall have delivered to Agent and Lessor evidence satisfactory to Agent and Lessor (i) of Lessee's compliance with the insurance provisions of
Section 6.2 with respect to the Replacement Equipment, (ii) of Lessee's payment in full of the Purchase Price and all Installation Expenses of the Replacement Equipment, and (iii) that the Item of Equipment to serve as the Replacement Equipment satisfies the requirements set forth in the definition of "Replacement Equipment";

      (c) Lessee shall cause a Bill of Sale and an amendment to the relevant Lease Supplement and UCC financing statements as detailed on Schedule 6.1(f) of the Participation Agreement to be executed and delivered to Lessor in order to subject such Replacement Equipment to this Lease; and

      (d) Such Replacement Equipment shall be the same make, model and year of manufacture as the Replaced Equipment or Lessee shall have delivered to Agent and Lessor an Appraisal of the Replacement Equipment showing both (i) the then-current Fair Market Value thereof, and (ii) the Fair Market Value thereof as of the then-current Expiration Date with respect to the Replaced Equipment and on each date on which a Renewal Term with respect thereto would expire, in each case greater than or equal to such values at such dates for the Replaced Equipment.

      Upon the satisfaction by Lessee of the foregoing conditions, Lessor shall, subject to the rights of any insurer insuring Replaced Equipment suffering a casualty, if applicable, execute and deliver to Lessee, or to its assigns or a nominee, a quitclaim bill of sale (without representations or warranties, except that the Replaced Equipment is free and clear of all Lessor Liens) for the Replaced Equipment and such other documents as may be required to release the Replaced Equipment from the terms of this Lease and the Security Documents, in such form as may reasonably be requested by Lessee.

                                  ARTICLE VII

                                   WARRANTIES

      LESSEE ACKNOWLEDGES AND AGREES THAT: (a) ALL OF THE EQUIPMENT IS LEASED AS-IS AND WHERE-IS; (b) ALL OF THE EQUIPMENT LEASED BY IT IS OF


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                                                                  EXECUTION COPY

A SIZE, DESIGN, SPECIFICATION AND MANUFACTURE SELECTED BY LESSEE; (c) LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES; (d) LESSOR IS NOT A MANUFACTURER THEREOF OR A DEALER IN PROPERTY OF SUCH KIND; AND (e) LESSOR HAS NOT MADE NOR SHALL IT BE DEEMED TO HAVE MADE: (i) ANY REPRESENTATION OR WARRANTY OR COVENANT WITH RESPECT TO THE TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, QUALITY, DESCRIPTION, DURABILITY OR SUITABILITY OF ANY OF THE EQUIPMENT IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE; OR (ii) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE EQUIPMENT.

                                  ARTICLE VIII

                           EVENTS OF DEFAULT; REMEDIES

      Section 8.1 Events of Default. The occurrence of any of the following shall constitute an event of default (each an "Event of Default") hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority):

            (a) (i) any payment of Rent, Lease Supplement Balance or Lease Balance (other than a Renewal Payment or other payment due on an Expiration
Date) payable by Lessee shall not be paid when due, and, such payment shall be overdue for a period of five (5) Business Days, (ii) any payment payable by Lessee on an Expiration Date, including any Renewal Payment or any payment described at Section 10.2 or Article XI hereof or Section 12.2 of the Participation Agreement, shall not be paid when due or (iii) Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (i) or (ii) of this Section 8.1(a)) due and payable within ten (10) Business Days after receipt of written notice thereof; or

            (b) Any representation or warranty of Lessee contained in any Operative Document, or in any certificate, report, financial statement or in other document required to be furnished or delivered pursuant to any Operative Documents by Lessee or on Lessee's behalf to any Participant or Agent or Lessor is false or misleading in any material respect when made or reaffirmed, as the case may be and, if capable of being cured, remains uncured for thirty (30) days after the earlier of (i) receipt by Lessee of notice thereof and (ii) a Responsible Officer of Lessee obtaining knowledge thereof; or

            (c) Lessee shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Sections 8.1(d), (j) or (n) of the Participation Agreement; or

            (d) Lessee shall default in any material respect in the performance or observance of (i) any term, covenant, condition or agreement on its part to be performed or


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observed under Sections 8.1(k), (l), (m), (o), (p), (q) or (t) of the
Participation Agreement or (ii) any other term, covenant, condition or agreement on its part to be performed or observed hereunder or under any other Operative Document (and not constituting an Event of Default under any other clause of this Section 8.1), and such default, in the case of either clause (i) or clause
(ii) above, if capable of being remedied, shall continue unremedied for a period of thirty (30) days after the earlier to occur of (x) written notice thereof by Agent or Lessor to Lessee or (y) a Responsible Officer of Lessee obtaining knowledge thereof (provided that, upon notice from Lessee to Lessor, if such failure referred to in clause (ii) of this Section 8.1(d) is not reasonably capable of being cured during such 30-day period, such period shall be extended for a total period of 180 days so long as (i) such failure is subject to cure during such 180-day period and (ii) Lessee is diligently and continuously proceeding to cure or cause to be cured such failure); or

            (e) (i) Lessee shall commence a voluntary case concerning itself under the Bankruptcy Code; or (ii) an involuntary case is commenced against Lessee and the petition remains unstayed and in effect for more than sixty (60) days, or is not dismissed within sixty (60) days, after commencement of the case; or (iii) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Lessee or Lessee commences any other proceedings under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Lessee or there is commenced against Lessee any such proceeding which remains undismissed for a period of sixty (60) days; or (iv) any order of relief is entered in any such case or proceeding; or (v) Lessee is adjudicated insolvent or bankrupt or (vi) Lessee suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of sixty (60) days; or (vii) Lessee makes a general assignment for the benefit of creditors; or (viii) Lessee shall fail to pay, or shall state that it is unable to pay its debts generally as they become due; or
(ix) Lessee shall consent to, or approve in writing any of the foregoing; or (x) any limited liability company action is taken by Lessee for the purpose of effecting any of the foregoing; or

            (f) (i) Lessee shall default in the payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) of any amount owing in respect of any Indebtedness in the principal amount of [*] or more; or Lessee shall default in the performance or observance of any obligation or condition with respect to any Indebtedness or any other event shall occur or condition exist, if the effect of such default, event or condition is to accelerate the maturity of any such Indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to accelerate the maturity of any such Indebtedness, or any such Indebtedness shall become or be declared to be due and payable prior to its stated maturity other than as a result of a regularly scheduled payment, and the principal amount of such Indebtedness is [*] or more, but excluding, except as described in clause
(ii) below, any breach or default under the FlashVision/Toshiba Tranche Operative Documents; or (ii) any Event of Default shall occur under the Flash Vision/Toshiba Tranche Operative Documents, other than a Guarantee Event of Default (as defined therein); or

            (g) any ERISA Event which constitutes grounds for the termination of any Pension Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any


[*] INDICATES THAT CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND
    FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       14


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                                                                  EXECUTION COPY

Pension Plan shall occur, or any Pension Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Pension Plan;

            (h) One or more judgments or decrees in an aggregate amount of $20,000,000 or more, to the extent not paid by insurance or coverage thereof has not been acknowledged in writing by the applicable insurer, shall be entered by a court against Lessee and any such judgments or decrees shall not be stayed, discharged, paid, bonded or vacated within 30 days; or

            (i) Lessee fails to maintain the insurance coverages required under
Section 6.2; or

            (j) any Guarantee Event of Default shall occur and be continuing; or

            (k) Lessee shall have elected the Sale Option with respect to any Lease Supplement and shall have failed to comply with the return conditions set forth in Section 11.3; or

            (l) any Master Agreement Event of Default shall have occurred and such event of default, if capable of being remedied, shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) written notice thereof by Agent or Lessor to Lessee and Guarantor, or (ii) a Responsible Officer of Guarantor obtaining knowledge thereof; or

            (m) (i) Lessee shall have been dissolved (x) voluntarily by the Members pursuant to Section 11.01(b) of the Operating Agreement or (y) as a result of a default by a Member pursuant to Section 11.01(c) of the Operating Agreement, or (z) as a result of a "Deadlock" pursuant to Section 11.01(d) of the Operating Agreement; (ii) Guarantor shall sell, transfer or convey any of its equity interest in Lessee to any Person, other than to an Affiliate of Guarantor that is controlled by Guarantor; (iii) upon the occurrence of the Termination Date (as defined in Section 11.04 of the Operating Agreement), in the event Guarantor elects the Unilateral Option under Section 11.04 (Dissolution by Unilateral Option) of the Operating Agreement, unless prior to such Termination Date (A) Toshiba restructures the Operative Documents to take into consideration Toshiba's assumption of Guarantor's obligations under the Guarantee, which may include a repricing of the transaction covered thereby, (B) Toshiba provides a guarantee of Lessee's obligations under the Operative Documents in form substantially similar to the Guarantee (in which case the Guarantee shall be deemed released) and (C) Lessee or its designee under the Operative Documents exercises its Early Termination Option under Section 10.1 of the Lease with respect to all of the Equipment subject to the Lease and pays in full the amounts due under such Section 10.1 of the Lease; or

            (n) (i) Guarantor shall fail to own and control at least 49.9% of the Membership Interests in Lessee unless such failure is due to a circumstance not constituting an Event of Default under Section 8.1(m); or (ii) Toshiba shall fail to own and control at least 50% of the Membership Interests in Lessee unless such failure is due to a circumstance not constituting an Event of Default under, or otherwise is permitted pursuant to the terms of, Section 8.1(m) or Section 8.1(m) of the Toshiba Lease.

      Section 8.2 Remedies. If any Event of Default exists, Lessor shall have the rights, options and remedies of a secured party under the UCC (regardless of whether the UCC or a law


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similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and all other Applicable Laws, and, without limiting the foregoing, Lessor also may exercise in any order one or more or all of the following remedies (it being understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute): (i) terminate this Lease by notice in writing to Lessee, but Lessee shall remain liable as hereinafter provided; (ii) declare the entire outstanding Lease Balance to be due and payable, together with accrued unpaid Rent and any other amounts payable under the Operative Documents; (iii) enforce the security interest given hereunder pursuant to the UCC or any other law; (iv) enter upon the premises where any of the Collateral may be and take possession of all or any of such Collateral; (v) proceed by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; and (vi) require Lessee to assemble and return the Equipment and other Collateral as provided in Section 9.1. Notwithstanding the foregoing, Lessor's rights under this Section 8.2 and 8.3 shall be subject to Lessee's rights to purchase all of the Equipment pursuant to Section 10.1, but in any such case within the time periods provided for in Section 8.7, to the extent applicable.

      Notwithstanding the foregoing, if any Event of Default described in
Section 8.1(e) shall have occurred and be continuing, then the entire outstanding Lease Balance and all accrued Rent and other amounts payable under the Operative Documents shall automatically and immediately become due and payable, without presentment, demand, notice, declaration, protest or other requirements of any kind, all of which are hereby expressly waived and, upon payment of such amounts, Lessor and Agent shall transfer title to the Equipment to Lessee free and clear of Lessor Liens or any Liens described in clause (a) of the definition of Permitted Liens in the manner required under Section 10.1.

      Section 8.3 Sale of Collateral. Subject to Section 8.7, in addition to the remedies set forth in Section 8.2 and to the extent permitted by Applicable Laws, if any Event of Default shall occur, Lessor may, but is not required to, sell the Collateral in one or more sales. Any Participant, Agent or Lessor may purchase all or any part of the Collateral at such sale. Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of such Collateral, or at public or private auction, are all commercially reasonable. Any notice required by law of intended disposition by Lessor shall be deemed reasonably and properly given if given at least ten (10) days before such disposition.

      Section 8.4 Application of Proceeds. The proceeds of such sale or exercise of other remedies shall be applied in the manner set forth in Section 5.3 of the Participation Agreement.

      Section 8.5 Right to Perform Obligations. If an Event of Default exists, Lessor may, but shall not be obligated to, on ten (10) Business Days' notice to Lessee (or at least one (1) Business Day's, notice, if, in the reasonable judgment of Lessor an emergency exists or at least three (3) Business Days' notice, if in the reasonable judgment of Lessor there exists a condition which Lessee has failed to address pursuant to the terms of the Lease which if not remedied would have a Material Adverse Effect), remedy such condition, and the fees and expenses incurred by Lessor in connection with such performance together with interest thereon shall be payable by Lessee within ten (10) days of written demand. Interest on fees and expenses so


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incurred by Lessor shall accrue at the Overdue Rate as provided in Section 4.5 from the date payment by Lessee for such fees and expenses is due hereunder until paid in full.

      Section 8.6 Power of Attorney. Lessee unconditionally and irrevocably appoints Lessor as its true and lawful attorney-in-fact, with full power of substitution, to the extent permitted by Applicable Laws, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery hereunder, if an Event of Default exists, whether pursuant to foreclosure or power of sale or otherwise, and in connection therewith to execute and deliver all such deeds, bills of sale, assignments, releases (including releases of this Lease on the records of any Governmental Authority) and other proper instruments as Lessor may reasonably consider necessary or appropriate. Lessee ratifies and confirms all that such attorney or any substitute shall lawfully do by virtue hereof in accordance with the terms hereof. If requested by Lessor or any purchaser, Lessee shall ratify and confirm any such lawful sale, assignment, transfer or delivery by executing and delivering to Lessor or such purchaser, all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

      Section 8.7 Lessee Purchase Following Event of Default.

      (a) At any time after the occurrence and during the continuance of an Event of Default Lessor may give Lessee notice that Lessee's Purchase Option or Early Termination Option shall terminate unless exercised and consummated within thirty (30) days of the date of such notice is given. Lessee may exercise (which exercise shall be irrevocable) and consummate the purchase of all, but not less than all, of the Equipment during such thirty (30) day period by paying the amounts required under Sections 10.1 or 11.1(b), together with (without duplication) all other amounts then due and payable by Lessee pursuant to this Lease and the other Operative Documents.

      (b) Guarantor and/or Toshiba may exercise directly the right to purchase the Equipment under Section 10.1 upon such conditions and at such times as set forth in a written notice to Lessor and Agent executed by each of Lessee, Guarantor and Toshiba.

                                   ARTICLE IX

                               RETURN OF EQUIPMENT

      Section 9.1 Return of Equipment.

            (a) If Lessor has terminated this Lease pursuant to Article VIII, and Lessee has not purchased the Equipment pursuant to Section 10.2, or if Lessee has exercised the Sale Option with respect to any Equipment, Lessee shall
(i) for a period of up to one year after the applicable Expiration Date or the date of such termination, as the case may be, maintain (or cause to be maintained) the applicable Equipment in the condition required by Section 5.3, store such Equipment without cost to Lessor, Agent or any Participant, and keep all of such Equipment insured in accordance with Article VI, and (ii) upon Lessor's or Agent's request following the applicable Expiration Date or such termination forthwith deliver exclusive


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possession of such Equipment to Lessor or a purchaser of the Equipment at a location designated by Lessor within the continental United States, together with a copy of an inventory list of such Equipment, all operating, maintenance and repair manuals relating to such Equipment and subject to applicable confidentiality requirements, if any, that have been received or prepared by Lessee (in condition to be placed in immediate service), and, at Lessee's cost and expense, remove any Permitted Modifications if permitted by clause (b) of
Section 5.4.

            (b) In connection with the delivery of any Equipment required to be made to Lessor or any purchaser under Section 9.1(a)(ii), Lessee shall, at its sole cost and expense:

                  (i) properly remove all markings on such Equipment made by
            Lessee which are not necessary for the operation, maintenance or repair of such Equipment or required by the manufacturer, Applicable Law or Insurance Requirements;

                  (ii) at least ninety (90) days prior to the Expiration Date of the Lease Supplement to which such Equipment is subject, or, in the case of a termination of this Lease pursuant to Article VIII, promptly after such termination, cause a supplier's representative or qualified maintenance provider reasonably acceptable to Agent to perform a comprehensive inspection, examination and test of such Equipment and provide a comprehensive report which certifies that such Equipment is operating within the applicable supplier's specifications or if during such inspection, examination and test, the authorized inspector finds such Equipment not operating within the supplier's specifications, then Lessee shall repair or replace such defective Equipment in accordance with this Lease and, after corrective measures are completed, Lessee will provide for a follow-up inspection and report of such Equipment by the authorized inspector;

                  (iii) if such Equipment is not to be operated in place
            pursuant to the Sublease or an Affiliate Sublease, provide for such Equipment to be completely de-installed and severed from the Facility or any other real property to which attached by a supplier's representative or maintenance provider reasonably acceptable to Agent in accordance with the supplier's recommendations and repair any and all damage caused to such Equipment by such severance;

                  (iv) if such Equipment is not to be operated in place pursuant to the Sublease or an Affiliate Sublease, pack such Equipment properly for shipment and arrange for the shipment thereof to any location within the continental United States specified by Lessor (or any purchaser) in a manner consistent with the supplier's recommendations; and

                  (v) if requested by Lessor or Agent (or any purchaser), such delivery shall include the assignment by Lessee to Lessor (or any purchaser) of any Related Agreements subject to applicable contract provisions and applicable confidentiality requirements, if any and, to the extent permitted by Applicable Law and otherwise transferable, any Related Permits necessary for the use, operation or maintenance of such Equipment.


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            (c) This Article IX shall survive termination of this Lease.

                                   ARTICLE X

                                EARLY TERMINATION

      Section 10.1 Early Termination. If Lessee has not previously elected the Sale Option with respect to any Lease Supplement, Lessee may, at its option, upon at least thirty (30) days' advance written notice to Agent and Lessor, purchase all, but not less than all, of the Equipment and Related Property subject to this Lease ("Early Termination Option") for the sum of (i) all accrued and unpaid Rent payable through the date of such purchase, (ii) the outstanding Lease Balance after giving effect to any payment under clause (i), and (iii) all other fees and expenses and other amounts then due and payable pursuant to this Lease and the other Operative Documents (including any Break Costs to the extent such payment is not made on a scheduled Payment Date). Upon the indefeasible payment of such sums by Lessee in accordance with the provisions of the preceding sentence, the obligation of Lessee to pay Rent hereunder (other than Rent expressly surviving the termination of this Lease, including payments pursuant to Article XII of the Participation Agreement) shall cease, the term of this Lease with respect to all Lease Supplements shall end on the date of such payment and Lessor and Agent, on behalf of the Participants, shall as promptly as practicable execute and deliver to Lessee such documents as may be reasonably required to release the Equipment and Related Property and other Collateral from the terms and scope of this Lease and the other Operative Documents (without representations or warranties, except that the Collateral is free and clear of Lessor Liens), including quitclaim bills of sale, UCC termination statements, lease termination agreements and an assignment of any right of Lessor to any Related Property, if any, or the benefits thereof, in such form as may be reasonably requested by Lessee, all at Lessee's sole cost and expense.

      Section 10.2 Required Termination. In the event that (a) any Operative Document to which Lessee or Guarantor is a party or the security interest granted under this Lease or any other Operative Document shall (except in accordance with its or their terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Lessee or Guarantor, as applicable, (b) Lessee or any of its Affiliates shall, directly or indirectly, contest in any manner in any court the effectiveness, validity, binding nature or enforceability of any Operative Document, (c) the security interest in the Collateral securing Lessee's or Guarantor's obligations shall, in whole or in part, cease to be a perfected first priority security interest (subject to Permitted Liens), (d) there exists an Event of Default, (e) Lessee shall have abandoned or constructively abandoned all or any material portion of the Equipment for a period of 30 consecutive days which results in the Equipment not being properly maintained in accordance with the terms of this Lease or (f) Equipment with a Fair Market Value in excess of thirty percent (30%) of the Aggregate Purchase Price of all of the Equipment then subject to this Lease shall have suffered and shall be subject at such time to a Casualty, Lessee shall, upon notice from Agent, Lessor or the Required Participants (except in the case of an Event of Default set forth in Section 8.1(e), in which case no notice shall be required and such purchase shall be made promptly upon such Event of Default, and except in the case of an event described in clause (c) that occurs as a result of Lessor's or Agent's acts or omissions, in which case Lessee shall have a thirty (30) day period from the receipt of notice from Lessor or Agent of


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such occurrence to cure such lapsed perfection), repurchase all of the Equipment and Related Property by paying to Agent, for the benefit of Lessor and the Participants, all amounts that would have been payable on the date of such repurchase if Lessee had purchased all of the Equipment and Related Property on such date pursuant to Section 10.1, such payment to be made not later than thirty (30) days following such notice or Event of Default, or in the case of a Casualty described in clause (f), within the period provided for in Section 6.1(a).

                                   ARTICLE XI

                                LEASE TERMINATION

      Section 11.1 Lessee's Options. Not later than 180 days prior to the Expiration Date then in effect with respect to any Lease Supplement, Lessee shall, by delivery of written notice to Agent and Lessor, exercise one of the following options, subject to the requirements and limitations of Section 11.2:

            (a) elect to renew this Lease with respect to all, but not less than all, of the Lease Supplement Equipment then subject to such Lease Supplement (the "Renewal Option") with respect to the applicable Base Term or applicable Renewal Term then in effect, for a renewal term commencing on the last day of the applicable Base Term or applicable Renewal Term then in effect and expiring on the one year anniversary thereof (each, a "Renewal Term") provided, that (i) such option shall be exercised only with respect to the applicable Base Term or applicable Renewal Term then in effect with respect to such Lease Supplement,
(ii) in connection with the exercise of the Renewal Option with respect to a Lease Supplement, Lessee shall have theretofore provided Agent, Lessor and the Participants with an Annual Appraisal required pursuant to Section 5.8 of this Lease as of the most recent anniversary of the Document Closing Date and (iii) notwithstanding the foregoing, in no event shall any Renewal Term in respect of any Lease Supplement extend beyond the date which is five (5) years following the Document Closing Date unless such additional Renewal Term has been approved pursuant to Section 14.18 of the Participation Agreement; or

            (b) purchase all, but not less than all, of such Lease Supplement Equipment for cash for the Option Exercise Amount on such Expiration Date (such option being referred to as the "Purchase Option"); or

            (c) sell on such Expiration Date all, but not less than all, of such Lease Supplement Equipment on behalf of the Participants for cash to a purchaser or purchasers not in any way affiliated with Lessee (the "Sale Option"). Simultaneously with a sale pursuant to a Sale Option, Lessee shall pay or cause to be paid to Lessor on the last day of the applicable Lease Term (i) all accrued Basic Rent and any Supplemental Rent then due and payable with respect to such Lease Supplement and the Casualty Amount of any Item of such Lease Supplement Equipment theretofore suffering a Casualty as to which the Casualty Amount was not paid under Section 6.1, (ii) as Supplemental Rent for the benefit of the Participants, an amount equal to the Residual Value Guarantee Amount then in effect with respect to such Lease Supplement, determined after giving effect to the payment of any amount required under clause (i) and (iii) all of the Proceeds of such sale. Lessor shall refund to Lessee the portion of the


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Proceeds in excess of the relevant Lease Supplement Balance (as determined following the application of such Residual Value Guarantee Amount paid by Lessee and all amounts paid pursuant to clause (i) above), if any, as promptly as practicable following the receipt by Lessor of the foregoing payments. Lessee agrees, however, that the amount payable pursuant to this Section 11.1(c) shall in no event be construed to limit any obligation of Lessee under Article XII of the Participation Agreement and Sections 11.3 and 11.4 of this Lease. The obligation of Lessee to pay the amounts determined pursuant to clauses (i) and
(ii) of this Section 11.1(c) and Sections 11.3 and 11.4 shall be recourse obligations of Lessee and shall be payable on the applicable Expiration Date. All amounts paid to Lessor pursuant to this Section 11.1(c) and any Proceeds to be retained by Lessor shall be distributed to the Participants in accordance with Section 5.3 of the Participation Agreement.

            Section 11.2 Election of Options. Lessee's election of a Purchase Option will be irrevocable at the time made, but if Lessee fails to make a timely election under Section 11.1, Lessee will be deemed to have irrevocably elected the Renewal Option, and if the Renewal Option is not available, Lessee shall be deemed to have irrevocably elected the Purchase Option. Lessee shall be deemed to have elected the Purchase Option with respect to a Lease Supplement if it fails to sell all of the applicable Lease Supplement Equipment on the applicable Expiration Date in accordance with the terms and conditions herein relating to the Sale Option. Furthermore, a Sale Option shall automatically be revoked if there exists a Default or Event of Default at any time after such Sale Option is properly elected, and, if an Event of Default exists, Lessor shall be entitled to exercise all rights and remedies provided in Article VIII. Lessee may not elect a Sale Option if there exists on the date the election is made an Event of Default or a Default.

            Section 11.3 Sale Option Procedures. If Lessee elects a Sale Option with respect to any Lease Supplement, Lessee shall use its best commercial efforts to obtain the highest all cash purchase price for all of the Lease Supplement Equipment then subject to such Lease Supplement, and Lessee shall comply with Section 9.1 hereof. All costs related to such sale and delivery, including the reasonable cost of sales agents, removal of the Equipment, delivery of documents and the Equipment to any location designated by a buyer within the continental United States, certification, installation and testing of the Equipment in any location chosen by the buyer or prospective buyer, reasonable legal costs, reasonable costs of notices, any advertisement or other similar costs or other information and of any parts shall be borne entirely by Lessee, without regard to whether such costs were incurred by Agent, Lessor, Lessee or any potentially qualified buyer, and shall in no event be paid from any of the Proceeds. Neither Agent, Lessor nor any Participant shall have any responsibility for procuring any purchaser. If, nevertheless, Lessor, at the direction of the Required Participants, undertakes any sales efforts, Lessee shall promptly reimburse Agent, Lessor and/or any such Participant for any reasonable charges, costs and expenses incurred in such effort, including any allocated reasonable time charges, costs and expenses of internal counsel or other reasonable attorneys' fees. Upon a sale of any Lease Supplement Equipment pursuant to the Sale Option, such Lease Supplement Equipment shall be in the condition required by Section 5.3 and Liens for Taxes not yet due and payable (which shall be the responsibility of Lessee for the period prior to the sale) and shall be free and clear of all Liens (including Permitted Liens, other than Lessor Liens), and Lessee shall cause all such Lease Supplement Equipment to be delivered to such location or locations designated by the buyer thereof. Lessor
(A) at the direction of the Required Participants, shall


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determine whether to accept the highest all cash offer for such Lease Supplement
Equipment which determination shall be made by the Required Participants, and
(B) if accepted by the Required Participants, Lessee shall sell such Lease Supplement Equipment in accordance with the terms of such offer to the buyer submitting such offer; provided that Lessor shall not be entitled to reject the highest all cash offer for such Lease Supplement Equipment if the Proceeds from the sale of such Lease Supplement Equipment pursuant to such offer would be sufficient, together with the sum of the amounts referred to in clauses (i) and
(ii) of Section 11.1(c), to reduce such Lease Supplement Balance to $0. If, within 45 days prior to the relevant Expiration Date relating to a Sale Option with respect to any Lease Supplement, Lessee has not obtained an all cash purchase price for the relevant Lease Supplement Equipment that would provide Proceeds sufficient, together with such amounts referred to in clauses (i) and
(ii) of Section 11.1(c), to reduce such Lease Supplement Balance to $0, then any Participant may request the Lease Term Appraisal with respect to such Lease Supplement Equipment described in Section 11.4 and, if such Lease Term Appraisal is requested, receipt of such Lease Term Appraisal at least ten (10) Business Days prior to the relevant Expiration Date relating to such Sale Option shall be a condition to the consummation of the sale of such Lease Supplement Equipment on such Expiration Date. Any purchaser or purchasers of any Equipment shall not in any way be affiliated with Lessee.

            Section 11.4 Appraisals. If Lessee exercises a Sale Option with respect to any Lease Supplement and the sum of the anticipated Proceeds from the sale of the relevant Lease Supplement Equipment and Related Property plus the Residual Value Guarantee Amount then in effect with respect to such Lease Supplement is less than the applicable outstanding Lease Supplement Balance, Lessor (upon direction from any Participant) shall, as provided in Section 11.3, engage an appraiser of nationally recognized standing reasonably acceptable to Lessee, at Lessee's expense, to prepare a Lease Term Appraisal with respect to such Lease Supplement Equipment to determine (by appraisal methods satisfactory to the Participants) the Fair Market Value of such Lease Supplement Equipment as of the relevant Expiration Date. If the Fair Market Value of such Lease Supplement Equipment as of such Expiration Date set forth in such Lease Term Appraisal is in excess of the aggregate Proceeds, Lessee shall, to the extent required by Section 12.2 of the Participation Agreement, promptly pay to Lessor, as Supplemental Rent, for the benefit of Lessor and the Participants, an amount, not to exceed the lesser of the amount required by Section 12.2 of the Participation Agreement and the amount of such excess, as necessary to repay the relevant outstanding Lease Supplement Balance determined immediately prior to the application of the foregoing amounts.

                                  ARTICLE XII

                      OWNERSHIP, GRANT OF SECURITY INTEREST
                             AND FURTHER ASSURANCES

      Section 12.1 Grant of Security Interest. Title to the Equipment shall remain in Lessor as security for the obligations of Lessee hereunder and under the other Operative Documents to which it is a party until Lessee has fulfilled all of its obligations hereunder and thereunder (which security shall be assigned by Lessor to Agent, for the benefit of the Participants, pursuant to the relevant Security Documents). Lessee hereby assigns, hypothecates, transfers and pledges to


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Lessor, and grants to Lessor a continuing security interest in, the Equipment and other Collateral, to secure the payment of all sums due hereunder and under the related documents to which it is a party and the performance of all other obligations hereunder and under the other Operative Documents to which it is a party.

      Section 12.2 Retention of Proceeds. If Lessee would be entitled to any amount (including any Casualty Recoveries) or title to any Equipment hereunder but for the existence of any Event of Default or Default, Lessor shall hold such amount or Equipment as part of the Collateral and, while such Event of Default exists, shall be entitled to apply such amounts against any amounts due hereunder; provided, that Lessor shall (or shall cause Agent to) distribute such amount or transfer such Equipment in accordance with the other terms of this Lease if and when no Event of Default or Default exists or Lessee purchases the Equipment pursuant to this Lease.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      Section 13.1 Effect of Waiver. No delay or omission to exercise any right, power or remedy inuring to Lessor, or Agent or any Participant through Lessor, upon any breach or default of Lessee hereunder shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or thereof or in any similar breach or default thereafter occurring, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Agent, Lessor or the Participants of any breach or default under this Lease must be specifically set forth in writing and must satisfy the applicable requirements set forth in Section 14.5 of the Participation Agreement.

      Section 13.2 Applicable Law. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

      Section 13.3 Effect and Modification of Lease. No variation, modification, amendment or waiver of this Lease shall be valid unless entered into in accordance with Section 14.5 of the Participation Agreement.

      Section 13.4 Notices. All demands, notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if given as provided from Section 14.3 of the Participation Agreement.

      Section 13.5 Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument. This Lease has been executed in several counterparts. One counterpart has been prominently marked "Counterpart No. 1 ". Only the counterpart marked "Counterpart No.


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1 " shall evidence a monetary obligation of Lessee or shall be deemed to be an original or to be chattel paper for purposes of the Uniform Commercial Code, and such copy shall be held by Agent.

      Section 13.6 Severability. Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under Applicable Laws; but if any provision of this Lease shall be prohibited by or invalid under Applicable Laws, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.

      Section 13.7 Successors and Assigns; Merger. This Lease shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      Section 13.8 Section Headings; Table of Contents. Section headings and the table of contents used in this Lease (including the schedule) are for convenience of reference only and shall not affect the construction of this Lease.

      Section 13.9 Final Agreement. THIS LEASE, TOGETHER WITH THE OTHER OPERATIVE DOCUMENTS, REPRESENTS THE ENTIRE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THE LEASE AND THE OTHER OPERATIVE DOCUMENTS. THIS LEASE CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO IN ACCORDANCE WITH THE TERMS OF THE PARTICIPATION AGREEMENT. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      Section 13.10 Timeliness of Performance. The provisions of Articles VIII and XI pertaining to the delivery of notice and the performance of certain events on dates required by Articles VIII and XI are to be strictly adhered to by the parties hereto.

      Section 13.11 FINANCE LEASE. THE PARTIES INTEND THAT THIS LEASE BE A FINANCE LEASE UNDER ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF CALIFORNIA.

                  [remainder of page intentionally left blank]

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

                                                                  EXECUTION COPY

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed and delivered as of the date first above written.

                               FLASHVISION, L.L.C.

                               By:
                                  ------------------------------------
                               Name Printed:
                                            --------------------------
                               Title:
                                     ---------------------------------


                               ABN AMRO BANK N.V., not individually but solely as Lessor

                               By:
                                  ------------------------------------
                               Name Printed:
                                            --------------------------
                               Title:
                                     ---------------------------------


                               By:
                                  ------------------------------------
                               Name Printed:
                                            --------------------------
                               Title:
                                     ---------------------------------

                                       25
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                                                                  EXECUTION COPY

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.

ABN AMRO BANK N.V.,
not individually but solely as
Agent for the Participants


By:
   ------------------------------------
Name Printed:
             --------------------------
Title:
      ---------------------------------


By:
   ------------------------------------
Name Printed:
             --------------------------
Title:
      ---------------------------------

                               SCHEDULE A TO LEASE

                                   Fixed Rent

      Fixed Rent will be set on each Lease Supplement Closing Date in respect of the Lease Supplement Equipment financed on such date, based on the Fair Market Value of each Item of Equipment so financed on such date (as set forth in the most recent Initial Appraisal, Annual Appraisal or Supplemental Appraisal then delivered in respect thereof). This Schedule A will be replaced on the initial Lease Supplement Closing Date with a mutually acceptable Schedule A reflecting the Fixed Rent payable with respect to the Items of Equipment made subject to the Lease on such date.


                                 Schedule A - 1

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                                                                  EXECUTION COPY

                               SCHEDULE B TO LEASE

         Percentage Applicable to Calculation of Residual Value Guarantee Amount

            Base Term of any Lease Supplement:              86%

            Renewal Term #1 of any Lease Supplement:        88%

            Renewal Term #2 of any Lease Supplement:        88%

            Renewal Term #3 of any Lease Supplement:        88%

            Renewal Term #4 of any Lease Supplement:        88%



                                 Schedule B - 1

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                                                              EXHIBIT A TO LEASE

                            LEASE SUPPLEMENT NO. ____

      COUNTERPART NO. ____ OF SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

      Lease Supplement No. ___ dated _____________, _____ (this "Lease Supplement") between FLASHVISION, L.L.C., a Virginia limited liability company ("Lessee"), and ABN AMRO BANK N.V. ("Lessor"), not in its individual capacity, but solely in its capacity as Lessor.

                              W I T N E S S E T H:

      WHEREAS, Lessee and Lessor have heretofore entered into that certain Master Lease Intended as Security (FlashVision/SanDisk Tranche) dated as of December 27, 2000 (as from time to time amended, restated, supplemented or otherwise modified, the "Lease"; unless otherwise defined herein, capitalized terms used herein shall have the meanings specified in the Lease); and

      WHEREAS, the Lease provides for the execution and delivery of a separate Lease Supplement on each Lease Supplement Closing Date for the Equipment to be acquired on such Lease Supplement Closing Date for the purpose of confirming the acceptance and lease of such Equipment, specifying the purchase prices and descriptions applicable to such Equipment and setting forth certain other matters, all as required pursuant to the Lease and the other Operative Documents;

      NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

      (1) Inspection and Approval. Lessee hereby acknowledges and confirms that it has inspected, received and approved the Equipment set forth on Schedule I hereto for all purposes of the Lease and the other Operative Documents and, as among Agent, Lessor, the Participants and Lessee, such Equipment complies in all material respects with the specifications for such Equipment, is in good working order, repair, condition and appearance and has been Installed and Accepted at the Facility and is otherwise acceptable to Lessee. Lessee hereby certifies that it has no knowledge of any defect in any of the Equipment set forth on Schedule I with respect to design, manufacture, condition (reasonable wear and tear excepted) or in any other respect. Lessee reaffirms, as to the Equipment set forth in Schedule I, each of the waivers acknowledgments and agreements of Lessee set forth in Article VII of the Lease.


                                  Exhibit A - 1

                                                                  EXECUTION COPY

      (2) Delivery and Acceptance. Lessor hereby confirms delivery and lease to Lessee, and Lessee hereby confirms acceptance of delivery and lease under the Lease hereby supplemented, of the Equipment listed on Schedule I hereto and all Related Property.

      (3) Warranty. Lessee hereby represents and warrants that (i) no event which would constitute a Casualty under the Lease has occurred with respect to any of the Equipment set forth on Schedule I hereto as of the date hereof and
(ii) no offset assertable by Lessee exists with respect to the Equipment covered by this Lease Supplement or any Rent that will be payable with respect to such Equipment. Lessee hereby reaffirms each of the representations and warranties set forth in Section 7.2 of the Participation Agreement as if made on the date hereof, including that the Equipment set forth on Schedule I hereto and all Related Property is free and clear of all Liens other than Permitted Liens.

      (4) Payment of Vendors. Lessee hereby represents and warrants that on or prior to the Lease Supplement Closing Date, it has paid each vendor of the Equipment set forth on Schedule I hereto in full or will pay such vendor in full with the proceeds of the Advance being made on such date pursuant to the terms of the relevant Acquisition Agreement.

      (5) Confirmation. Lessee hereby confirms its agreement, in accordance with the Lease, as supplemented by this Lease Supplement, to pay Basic Rent to Lessor, for the Equipment subject hereto. Nothing herein shall reduce Lessee's obligation to make all other payments required under the Lease and the other Operative Documents, including those payments to be made on the last day of the Lease Term with respect to the Equipment described on Schedule I hereto pursuant to Article XI of the Lease.

      (6) Base Term. The Base Term of this Lease Supplement shall commence on the date hereof and end on the first anniversary of the date hereof (the "Scheduled Expiration Date" of this Lease Supplement), subject to renewal or early termination as provided in the Lease.

      (7) Lease Supplement Balance. Until reduced by any payments of Fixed Rent or any Renewal Payments applied with respect to this Lease Supplement, the Lease Supplement Balance of this Lease Supplement as of the date hereof is $_________.

      (8) Fixed Rent. Payments of the Fixed Rent are due with respect to this Lease Supplement on the dates and in the amounts set forth in Schedule A to the Lease. Other payments of Basic Rent and Supplemental Rent are due with respect to this Lease Supplement as set forth in Section 3.2 of the Lease.

      (9) Incorporation into Lease. This Lease Supplement shall be construed in connection with and as part of the Lease, and all terms, conditions and covenants contained in the Lease, as supplemented by this Lease Supplement, shall be and remain in full force and effect and shall govern the Equipment described on Schedule I hereto.

      (10) References. Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution and delivery of this Lease Supplement may refer to the "Master Lease Intended as Security (FlashVision/SanDisk Tranche), dated as of December 27, 2000", or may identify the Lease in any other respect


                                  Exhibit A - 2

                                                                  EXECUTION COPY

without making specific reference to this Lease Supplement, but nevertheless all such references shall be deemed to include this Lease Supplement, unless the context shall otherwise require.

      (11) Counterparts. This Lease Supplement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument. Only the counterpart designated as "Counterpart No. 1" shall evidence a monetary obligation of Lessee or shall be deemed to be chattel paper for purposes of the Uniform Commercial Code, and such copy shall be held by Agent.

      (12) GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                  [remainder of page intentionally left blank]


                                  Exhibit A - 3

      IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement No. ___ to be executed and delivered as of the date first above written.

                               FLASHVISION, L.L.C.

                               By:
                                  -------------------------------------
                               Name Printed:
                                            ---------------------------
                               Title:
                                     ----------------------------------


                               ABN AMRO BANK N.V., not individually but solely as Lessor

                               By:
                                  -------------------------------------
                               Name Printed:
                                            ---------------------------
                               Title:
                                     ----------------------------------


                               By:
                                  -------------------------------------
                               Name Printed:
                                            ---------------------------
                               Title:
                                     ----------------------------------

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of the date hereof.

ABN AMRO BANK N.V.,
not individually but solely as
Agent for the Participants


By:
   -------------------------------------
Name Printed:
             ---------------------------
Title:
      ----------------------------------


By:
   -------------------------------------
Name Printed:
             ---------------------------
Title:
      ----------------------------------

                                  ATTACHMENT A
                           TO LEASE SUPPLEMENT NO. ___

                          _____________, ______ Funding

----------------------------------------------------------------------------------------------------
                                                                                              Fair
           Equipment                                            Delivery   Internal  Purchase Market
 Tool ID  Description  Manufacturer  Model    PO#   Serial #      Date     Order #    Price   Value
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

   Total Lease Supplement No. ____                             $_______________